SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary information statement       [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14c-5(d)(2)

[X] Definitive information statement

                                 AQUAGENIX, INC.
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                  (Name of Registrant as Specified in Charter)

      Payment of Filing Fee (Check the appropriate box):

      [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:

                                  COMMON STOCK
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      (2) Aggregate number of securities to which transaction applies:

                                4,163,391 SHARES
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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                 $.01 PER SHARE
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      (4) Proposed maximum aggregate value of transaction:

                                       N/A
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      (5) Total fee paid:

                                       N/A
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      [ ] Fee paid previously with preliminary materials.

                                       N/A
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

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

                                       N/A
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      (2) Form, Schedule or Registration Statement No.:

                                       N/A
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      (3) Filing Party:

                                       N/A
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      (4) Date Filed:

                                       N/A
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

                                 AQUAGENIX, INC.
                              6500 N.W. 15th Avenue
                         Fort Lauderdale, Florida 33309

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

      This Information Statement is being furnished to the stockholders of Aquagenix, Inc. (the "Company"), a Delaware corporation, in connection with proposals to (i) increase the number of shares reserved for issuance pursuant to the Company's 1994 Stock Option Plan (the "Employee Stock Option Plan"), and;
(ii) adopt an Amended and Restated Directors Stock Option Plan (the "Directors Stock Option Plan"), which Directors Stock Option Plan, among other things increases the number of shares reserved for issuance pursuant thereto, by the written consent of the holders of a majority in interest of the Company's outstanding Common Stock ("Common Stock"). The Company's Board of Directors on May 3, 1996, approved and recommended a resolution to increase to 1,000,000 shares the number of shares of the Company's Common Stock in the Company's Employee Stock Option Plan that are reserved for issuance and to amend the Company's Directors Stock Option Plan which plan, among other things increases to 250,000 shares the number of shares of Common Stock reserved for issuance pursuant thereto. Each of the proposals have been approved by written consent of the holders of a majority of the Company's outstanding Common Stock. The Company anticipates that the filing of the written consents with the Secretary of the Company will occur on or about April 17, 1997 (the "Effective Date"). If the proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the proposals.

      The elimination of the need for a special meeting of stockholders to approve the proposals is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company's Common Stock of the Company. As discussed hereafter, the Board of Directors has recommended the proposals in order to increase the number of shares available for issuance pursuant to the Company's Employee Stock Option Plan and Directors Stock Option Plan to provide additional incentives to attract and retain qualified and competent employees and non-employee directors, and with respect to the Directors Stock Option Plan to restructure the former plan to provide the Director Stock Option Committee the authority to issue any number of options as it deems appropriate at any time, which option will vest over a two year period in order to entice long term commitments from the Company's directors.

      The date on which this Information Statement was first sent to the stockholders is on or about March 25, 1997. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is December 31, 1996 (the "Record Date").

      Pursuant to Section 228 of the Delaware Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to stockholders who have not consented in writing to such action. Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders at the time of distribution of its next Quarterly Report on Form 10-QSB of the effective date of the proposals. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Delaware Law are afforded to the Company's stockholders as a result of the adoption of the proposals.

                                EXECUTIVE OFFICES

      The Company's principal executive offices are located at 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309. Its telephone number is (954) 975-7771.

                    OUTSTANDING VOTING STOCK OF THE COMPANY

      As of the Record Date, there were 4,163,391 shares of Common Stock outstanding, representing all of the voting capital stock of the Company outstanding and entitled to vote on matters submitted to the stockholders of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

      The following table sets forth Common Stock ownership information as of March 12, 1997 with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; and (iii) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Information with respect to the percent of class is based on 4,227,091 issued and outstanding shares of Common Stock as of March 12, 1997.

                                       NO. OF SHARES             PERCENT OF
NAME AND ADDRESS OR                    OF COMMON STOCK           OUTSTANDING
IDENTITY OF GROUP                      BENEFICIALLY OWNED(2)     SHARES OWNED(2)
-------------------                    ------------------        ------------
Andrew P. Chesler                        752,283   (3)               17.8%
Abraham S. Fischler                       20,000   (4)                0.5
Fred S. Katz                               7,500   (5)                0.2
Jeffrey T. Katz                          143,000   (6)                3.4
Allen H. Stern                               -     (7)                -
Helen Chia                                 5,000   (8)                0.1
Ray and Shirley Spirnock                 270,000   (9)                6.4
The Equitable Life Insurance
   Society of the United States          351,197   (10)               8.3
Dabney Resnick, Inc.                     336,349   (11)               8.0
Shulman & Associates                     399,782                      9.5
All directors and executive officers
   as a group (six persons)              927,783   (3)(4)(5)(6)(8)   21.9%

--------------------

(1) Unless otherwise indicated, the address of each beneficial owner is Aquagenix, Inc., 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

(3) Andrew P. Chesler is Chairman of the Board, Chief Executive Officer, President and Treasurer of the Company. Includes (i) 1,600 shares of Common Stock held by Mr. Chesler's wife, (ii) 12,195 shares of Common Stock subject to an option granted to Robert A. Radler, and (iii) 12,000 shares of Common Stock held pursuant to the grant of stock options. Does not include (i) 60,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Chesler under the Company's 1994 Employee Stock Option Plan, which options are not presently exercisable; and (ii) 150,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Chesler in November 1996 under the same Plan, subject to the approval by the shareholders to increase the amount of shares available for issuance pursuant to said plan, which options are not presently exercisable.

(4) Abraham S. Fischler is a director of the Company. Includes 7,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Fischler under the Company's Directors Stock Option Plan. Does not include 12,500 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(5) Fred S. Katz is a director of the Company. Includes 7,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Katz under the Company's Directors Stock Option Plan. Does not include 40,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(6) Jeffrey T. Katz is a director of the Company. Includes 2,000 shares issuable upon exercise of Warrants of the Company. Does not include 10,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(7) Allen H. Stern is a director of the Company. Does not include 10,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(8) Helen Chia is Chief Financial Officer and Secretary of the Company. Includes 5,000 shares issuable upon exercise of options granted pursuant to the 1994 Employee Stock Option Plan. Does not include (i) 20,000 shares of Common Stock issuable upon the exercise of options granted pursuant to the same Plan, which options are not presently exercisable; and (ii) 20,000 shares of Common Stock issuable upon the exercise of options granted to Ms. Chia in November 1996 under the same Plan, subject to the approval by the shareholders to increase the amount of shares available for issuance pursuant to said plan, which options are not presently exercisable.

(9) Represents shares of Common Stock issued pursuant to the terms of a Stock Purchase Agreement dated June 7, 1996 for the acquisition of Aquatic and Right of Way Control, Inc.

(10) Represents shares of Common Stock issuable upon exercise of Warrants pursuant to an Amended and Restated Senior Secured Note and Warrant Purchase Agreement dated December 15, 1995 in relation to the funding of the acquisition of AmerAquatic, Inc.

(11) Represents shares of Common Stock issuable upon exercise of Warrants pursuant to warrant agreements in relation to the rendering of certain financial consulting services.

            PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE PURSUANT TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN

GENERALLY

      It is proposed to increase to 1,000,000 shares the number of shares of Common Stock in the Company's Employee Stock Option Plan that are reserved for issuance. The Employee Stock Option Plan presently authorizes 500,000 shares for issuance upon exercise of stock options. The current text of the Employee Stock Option Plan, as modified pursuant to this amendment, is attached hereto as Exhibit A. The material features of the Employee Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Employee Stock Option Plan, as amended.

      The purpose of the Employee Stock Option Plan is to provide additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Employee Stock Option Plan authorizes (a) the granting of incentive or non-statutory stock options to purchase Common Stock to employees of the Company satisfying the description above, (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith, and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Employee Stock Option Plan (such provisions being at times referred to herein as the "Stock Swap").

      Approval of the increase in the number of shares reserved for issuance under the Employee Stock Option Plan by the Company's stockholders pursuant to the Employee Stock Option Plan is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission (the "SEC") that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition of options, the use of the Stock Swap and certain transactions by officers and directors of the Company.

      The Employee Stock Option Plan provides that it shall be administered by a committee consisting of two or more directors designated by the Board of Directors, or in the absence of such a committee the full Board of Directors (in either case, the "Committee"). The Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the Committee has full power and authority to construe and interpret the Employee Stock Option Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including the Company, its stockholders, its officers and employees, recipients of grants under the Employee Stock

Option Plan and all persons or entities claiming by or through such persons. The Board of Directors has established the Employee Stock Option Committee to administer the Employee Stock Option Plan. The Employee Stock Option Committee is currently comprised of Jeffrey T. Katz and Allen H. Stern.

      Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee, in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will receive options or the number of shares for which options will be granted to any such employee, except to the extent already granted or conditionally granted.

      Assuming approval of the proposed amendment, an aggregate of 1,000,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the Employee Stock Option Plan. As of November 1996, options to purchase 381,730 shares of Common Stock were issued and outstanding under the Employee Stock Option Plan. In November, 1996, the Company issued options to purchase an aggregate of 240,000 shares of Common Stock under the Employee Stock Option Plan, subject to the approval by the stockholders to increase the amount of shares available for issuance pursuant to said plan. The shares acquired upon exercise of options granted under the Employee Stock Option Plan will be authorized and unissued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Employee Stock Option Plan. If any option granted under the Employee Stock Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Employee Stock Option Plan.

      The following table sets forth, as of December 31, 1996, certain information regarding options granted under the Employee Stock Option Plan to the persons and groups indicated. None of such options are currently exercisable except as indicated.


                                                                           VALUE OF
                                   NUMBER OF SHARES   EXERCISE PRICE       OPTIONS AT
      NAME AND POSITION           SUBJECT TO OPTIONS    PER SHARE     DECEMBER 31, 1996(1)
      -----------------           ------------------  --------------  --------------------
Andrew P. Chesler                     230,000(2)        $3.88-$7.50        $ 299,700
   Chairman of the Board, Chief
   Executive Officer and
   Treasurer

                                      6


Helen Chia                             45,000                 $3.88        $  84,250
   Chief Financial Officer and
   Secretary

All current executive officers        275,000           $3.88-$7.50        $  383,950
   as a group (two persons)

All employees as a group              621,730(3)        $3.88-$7.50        $1,026,667

---------------------

(1) The closing sale price of the Common Stock on December 31, 1996 was $6.25 per share as reported by NASDAQ. Value is calculated by multiplying (a) the difference between $6.25 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) Includes 8,000 shares of Common Stock subject to Options presently exercisable.

(3) Includes 38,820 shares of Common Stock subject to Options presently exercisable.

TERMS AND CONDITIONS

      All options granted under the Employee Stock Option Plan are, and shall be, evidenced by a written agreement between the Company and the grantee. Such agreements do or shall contain such terms and conditions, consistent with the Employee Stock Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

      Under the Employee Stock Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the Employee Stock Option Plan and subject to the Committee's sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" means (i) the closing price of the Common Stock as reported on a national securities exchange or by the National Association of Securities Dealers Automated Quotation National Market System or (ii) the mean between the closing high bid and low quotation for the Common Stock on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ"), on the business day immediately preceding the date of grant. The exercise price of an option may be paid in cash, or at the sole discretion of the Committee, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. The Employee Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and (iii) be secured by the shares of Common

Stock purchased. Cash payments will be used by the Company for general corporate purposes.

      The use of already owned shares of Common Stock applies to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

      No option granted under the Employee Stock Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines. The Committee may in its sole discretion accelerate the date on which any option may be exercised.

      The unexercised portion of any option granted to an employee under the Employee Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the Employee Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disabilities; or (d) one year after the date on which the optionee's employment is terminated by reason of the death of the employee; or one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

      To prevent dilution of the rights of a holder of an option, the Employee Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Employee Stock Option Plan.

AMENDMENTS

      No option may be granted under the Employee Stock Option Plan after May 11, 2004. The Board of Directors may amend, suspend or terminate the Employee Stock Option Plan at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the affected optionee's written consent. In addition, the Board of Directors may not amend the Employee Stock Option Plan to (a) without first obtaining stockholder approval, increase the number of shares of Common Stock reserved for issuance or change the class of persons eligible to receive options, (b) permit the granting of options that expire beyond the maximum 10-year period, or (c) extend the termination date of the Employee Stock Option Plan.

        FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE STOCK OPTION PLAN

      The Employee Stock Option Plan is not qualified under the provisions of
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      The following discussion is based on federal income tax laws and regulations in effect on December 31, 1996. It does not purport to be a complete description of the federal income tax consequences of the Employee Stock Option Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

      NON-STATUTORY STOCK OPTIONS. An optionee granted a non-statutory stock option under the Stock Option Plan will generally recognize, at the date of exercise of such non-statutory stock option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the non-statutory stock option. This taxable ordinary income will be subject to federal income tax withholding. A federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

      The federal income tax treatment is somewhat different for officers and directors of the Company ("Reporting Persons") as a result of the short-swing profit recovery provisions of Section 16(b) of the Exchange Act. If a Reporting Person exercises an option prior to the expiration of the holding period required by Rule 16b-3 (which holding period lasts for six months following the acquisition of the option), unless the Reporting Person makes an 83(b) Election, as described below, the Reporting Person will recognize ordinary income upon the expiration of the holding period or such earlier date on which the person ceases to be a Reporting Person. The amount of ordinary income will be equal to the difference between the exercise price of the option and the fair market value of the shares at the time that the income is recognized. A Reporting Person, however, is entitled to elect under Section 83(b) of the Code (the "83(b) Election"), within 30 days after exercising an option, to treat as ordinary income the excess of the fair market value of the shares covered by the option on the date of exercise over the exercise price and no further ordinary income will be recognized, irrespective of whether the fair market value of the shares has increased or decreased at the expiration of the applicable period under Section 16(b). The Company's deduction is dependent upon when a Reporting Person recognizes ordinary income.

      If an optionee exercises a non-statutory stock option by delivering other shares, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if the then fair market value of the shares is different from the optionee's tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the non-statutory stock option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered, and his holding period for such number of shares received will include his holding period for the shares surrendered. The optionee's tax basis and holding period for the additional shares received on exercise of a non-statutory stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the non-statutory stock option solely for cash.

      INCENTIVE STOCK OPTIONS. Incentive stock options are "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of Common Stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

      If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such incentive stock option was granted or, if later (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and the tax basis to the holder will be taxed as long-term capital gain or loss.

      In general, if, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares at the date the incentive stock option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee's ordinary income would be limited to the gain, (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

      An income tax deduction is not allowed to the Company with respect to the grant or exercise of an incentive stock option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies any applicable withholding obligation with respect to such income.

REASONS FOR THE PROPOSED INCREASE OF THE NUMBER OF SHARES RESERVED FOR ISSUANCE PURSUANT TO THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

      The Board of Directors of the Company believes that the increase in the number of shares reserved for issuance pursuant to the Company's Employee Stock Option Plan is necessary to provide the Company with additional incentives to attract and retain qualified and competent employees and non-employee directors.

NO DISSENTER'S RIGHTS.

      Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed increase of shares reserved for issuance pursuant to the Company's Employee Stock Option Plan.

              PROPOSAL TO ADOPT AN AMENDED AND RESTATED DIRECTORS
                STOCK OPTION PLAN AND TO INCREASE THE NUMBER OF
                 SHARES RESERVED FOR ISSUANCE PURSUANT THERETO

GENERALLY

      It is proposed to adopt an amendment to the Company's Directors Stock Option Plan and to adopt a resolution to increase to 250,000 shares the number of shares of Common Stock reserved for issuance pursuant thereto. A copy of the proposed Directors Stock Option Plan is attached hereto as Exhibit B. The material features of the Directors Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by the full text of the Directors Stock Option Plan, as amended.

      The purpose of the Directors Stock Option Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent non-employee directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

DESCRIPTION OF CURRENT DIRECTOR STOCK OPTION PLAN

      GENERAL. Currently, the Board of Directors administers the Directors Stock Option Plan and may grant options (the "Director Options") to any non-employee director of the Company pursuant to the terms of the Directors Stock Option Plan. The total number of shares of Common Stock issuable under the Directors Stock Option Plan currently may not exceed 50,000 shares. In the event any change is made to the Common Stock issuable under the Directors Stock Option Plan (by reason of any stock split, stock dividend, combination of shares, merger, consolidation, reorganization or other change in the capitalization of the Company), an appropriate adjustment would be made as necessary to reflect/adjust (i) the aggregate number of shares of Common Stock and/or the kind of securities available for issuance under the Directors Stock Option Plan,
(ii) the number of shares of Common Stock and/or the kind of securities to be made the subject of each subsequent grant, (iii) the exercise price, and (iv) the number of shares of Common Stock and/or the kind of securities available for purchase under each outstanding Director Options and the exercise price payable per share so that no dilution or enlargement of benefits will occur under such Director Options.

       PRICE AND EXERCISABILITY OF DIRECTORS OPTIONS. The exercise price of Director Options is the fair market value of the Company's Common Stock on the day preceding the date the Director Option is granted. For purposes of the Directors Stock Option Plan and subject to, currently, the Board of Directors sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" means (i) the closing price of the Common Stock as reported on the National Securities Exchange or by the National Association of Securities Dealers Automated Quotation National Market System or (ii) the mean between the closing high bid and low quotation for the Common Stock on NASDAQ, on the business day immediately preceding the date of grant. The exercise price of an option may be paid in cash, or at the sole discretion of the Board of Directors, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. See "Proposal to Increase the Number of Shares Reserved for Issuance Pursuant to the Company's 1994 Employee Stock Option Plan" for further description of payment by delivery of already owned shares of Common Stock. Currently under the terms of the Directors Stock Option Plan, each non-employee director is granted an initial option to purchase 5,000 shares of Common Stock and thereafter each non-employee director is granted an additional option to purchase 2,500 shares of Common Stock upon each re-election to the Board of Directors. Any options granted pursuant to the Directors Stock Option Plan have a term of five (5) years and may be exercised only after the expiration of one
(1) year from the date of grant.

      ASSIGNABILITY. Director Options are nonassignable or transferable other than by will or the laws of descendant and distribution and, during the optionees lifetime, the Director Option may be exercised only by such optionee.

      AMENDMENTS. Currently the Board of Directors may amend or discontinue the Director Stock Option Plan at anytime, provided that no such amendment may be made without the requisite approval of the stockholders of the Company if stockholder approval is required as a condition to the Directors Stock Option Plan continuing to comply with the provisions of Rule 16b-3 under the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

      TERMINATION. The unexercised portion of any Director Option granted under the Director Stock Option Plan currently shall automatically be terminated (a) three (3) months after the date on which the optionee ceases to be a director for the Company for any reason other than (i) Cause (as defined in the Directors Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the date the optionee ceases to be a director of the Company for Cause; (c) one (1) year after the date on which the optionee ceases to be a director of the Company by reason of mental or physical disabilities; (d) one
(1) year after the date on which the optionee ceases to be a director of the Company by reason of the death of the director; or (e) or one (1) year after the date on which the optionee shall die if such death shall occur during the one
(1) year period following the termination of the date that the optionee ceases to be a director of the Company by reason of mental or physical disability.

      The following table sets forth, as of December 31, 1996, certain information regarding options granted under the Directors Stock Option Plan to the persons and groups indicated. None of such options are currently exercisable unless otherwise indicated. As of March 1996, options to purchase 5,000 shares of Common Stock were issued and outstanding under the Directors Stock Option Plan. In March 1996, the

Company issued options to purchase an aggregate of 85,000 shares of Common Stock under the Directors Stock Option Plan, subject to the approval by the shareholders to increase the amount of shares available for issuance pursuant to said plan.

                                                                            VALUE OF
                                  NUMBER OF SHARES   EXERCISE PRICE        OPTIONS AT
      NAME OF DIRECTOR           SUBJECT TO OPTIONS     PER SHARE     DECEMBER 31, 1996(1)
      ----------------           ------------------  --------------   -----------------
Abraham S. Fischler(2)                  32,500          $3.88-5.75           $66,750
Fred S. Katz(3)                         47,500          $3.88-5.75          $102,300
Allen H. Stern(4)                       10,000               $3.88           $23,700
Jeffrey T. Katz(5)                      10,000               $3.88           $23,700
All current eligible Directors as
   a group (Four persons)              100,000          $3.88-5.75          $216,450

-------------------

(1) The closing sale price of the Common Stock on December 31, 1996 was $6.25 per share as reported by NASDAQ. Value is calculated by multiplying (a) the difference between $6.25 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) Includes 25,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(3) Includes 40,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(4) Includes 10,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

(5) Includes 10,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, subject to the approval by the Company's stockholders of such Amended and Restated Plan, which options are not presently exercisable.

FEDERAL INCOME TAX ASPECTS

      The Director Options do not constitute incentive stock options, within the meaning of Section 422(b) of the Code. See "Proposal to Increase the Number of Shares Reserved for Issuance Pursuant to the Company's 1994 Employee Stock Option Plan - Federal Income Tax Consequences of the Stock Option Plan - Non-Statutory Stock Options" for a description of the federal income tax consequences of the Director Options.

PROPOSED AMENDMENTS TO THE DIRECTORS OPTION PLAN

      The Directors and the Directors Stock Option Committee has adopted an Amended and Restated Directors Stock Option Plan to effect the following amendments to the Directors Stock Option Plan:

      (a) To increase the number of shares of Common Stock eligible for issuance thereunder from the current limit of 50,000 shares to 250,000 shares;

      (b) To provide the Directors Stock Option Committee with the authority to administer the Directors Stock Option Plan;

      (c) The annual amount of Director Options granted to a non-employee director under the Directors Stock Option Plan shall be determined by the Directors Stock Option Committee and shall be exercisable in two (2) equal installments each on the first and second anniversary date following the date of the grant; and

      (d) Any unexercised portion of any Director Option shall automatically and without notice terminate and become null and void on the date on which the optionee ceases to be a director of the Company for any reason except upon death of a director whereupon the exercise portion of any option shall automatically and without notice terminate and become null and void sixty (60) days after the date on which such Director ceases to be a director by reason of death.

REASONS FOR THE PROPOSED ADOPTION OF THE AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN AND THE INCREASE OF THE NUMBER OF SHARES RESERVED FOR ISSUANCE PURSUANT THERETO.

      The Board of Directors of the Company believes that an Amended and Restated Directors Stock Option Plan and the increase of the number of shares reserved for issuance pursuant thereto is necessary to provide additional incentives to attract and retain qualified and competent non-employee directors and to restructure the former plan to provide the Director Stock Option Committee the authority to issue any number of options as it deems appropriate at any time, which option will vest over a two year period in order to entice long term commitments from the Company's directors.

NO DISSENTER'S RIGHTS.

      Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed increase of shares reserved for issuance pursuant to the Company's Employee Stock Option Plan.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ ANDREW P. CHESLER
                                  ----------------------------------------
                                  Andrew P. Chesler, Chairman of the Board

                                                                       EXHIBIT A

                                 AQUAGENIX, INC.

                           --------------------------

                             1994 STOCK OPTION PLAN

                           --------------------------

        1. PURPOSE. The purpose of this Plan is to advance the interests of AQUAGENIX INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent persons who are key employees of the Company, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

        2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

            (c) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

            (d) "Director" shall mean a member of the Board.

            (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                  (i) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                  (ii) participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                  (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

            (f) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

            (g) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (i) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (j) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer and any other person who the Company identifies as an "executive officer" for purposes of reports or proxy materials filed by the Company pursuant to the Securities Exchange Act.

            (k) "Option" (when capitalized) shall mean any option granted under this Plan.

            (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (m)   "Plan" shall mean this Stock Option Plan for the Company.

            (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (o)   "Share(s)" shall mean a share or shares of the Common Stock.

        3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to One Million (1,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within ten years from the effective date of this Plan.

        4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options only to the extent that the I aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

        5. CONDITIONS FOR GRANT OF OPTIONS.

           (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company, including employees who are also Directors or Officers. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

           (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

           (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

           (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

        6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such option is granted.

        7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

        8. EXERCISEABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such option, except as otherwise provided in this Section 8.

           (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant of the Option.

           (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                  (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

           (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any option or previously acquired by the exercise of any Option or previously acquired by the exercise of any Option.

           (d) Options granted to Officers and Directors shall not be exercisable until the expiration of a period of at least six months following the date of grant.

        9. TERMINATION OF OPTION PERIOD.

           (a) Unless otherwise determined by the Committee in its sole discretion upon the grant of any Non-Statutory Stock Option, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (c) death;

                  (ii) immediately upon the termination of the Optionee's employment for Cause;

                  (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                  (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the employee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

           (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

        10. ADJUSTMENT OF SHARES.

           (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

           (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

           (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

           (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

        11. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

        13. ADMINISTRATION OF THE PLAN.

            (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

            (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

        14. INCENTIVE OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its subsidiary [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of each Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        15. INTERPRETATION.

            (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

            (b) This Plan shall be governed by the laws of the State of Delaware.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

        16. AMENDMENT AND DISCONTINUATION OF THE PLAN. Either the Board or the Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Section 9,1 no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

        17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the effective date.

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

                                                                     EXHIBIT B

                                AQUAGENIX, INC.

                        -------------------------------

                             AMENDED AND RESTATED
                          DIRECTORS STOCK OPTION PLAN

                        -------------------------------

        1. PURPOSE. The purpose of this Plan is to advance the interests of AQUAGENIX, INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

        2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

           (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

           (b) "Board" shall mean the Company's Board of Directors.

           (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (d) "Committee" shall mean the directors stock option committee appointed by the Board pursuant to Section 12 hereof or, if not appointed, the Board.

           (e) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

           (f) "Company" shall refer to AQUAGENIX, INC., a Delaware corporation.

           (g)   "Director" shall mean a member of the Board.

           (h) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan, except that:

                a. participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                b. participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                c. an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

            (i) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

            (j) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock; provided, that for purposes of grants made on the Initial Grant Date to persons who are Eligible Directors on the Effective Date, the term "Fair Market Value" shall mean the initial public offering price per share of Common Stock. For this purpose, the Closing Price of the Common on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the man between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

            (k) "Option" (when capitalized) shall mean any option granted under this Plan.

            (l) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

            (m) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (n) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

            (o) "Plan" shall mean this Directors Stock Option Plan for the Company.

            (p) "Share(s)" shall mean a share or shares of the Common Stock.

            (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Two Hundred and Fifty Thousand (250,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

        4. CONDITIONS FOR GRANT OF OPTIONS. Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine.

        5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option at the close of business on the date such Option is granted.

        6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

        7. EXERCISE SCHEDULE FOR OPTIONS. Subject to Section 8 of this Plan, each Option granted hereunder shall be exercisable in two equal installments each on the first and second anniversary date following the date of grant to an Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be five years from the date of grant of the Option.

        8. TERMINATION OF OPTION PERIOD.

           (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void on the date on which the Optionee ceases to be a Director for any reason, except as provided in Section 8(b) of this Plan, including, but not limited to, by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (a) fraud or intentional misrepresentation, or
(b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary) or (B) resignation.

           (b) The unexercised portion of any Option shall automatically and without notice terminate and become null and void sixty (60) days after the date on which the Optionee ceases to be a Director by reason of death of the Director.

           (c) The Committee in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction;

                  (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

        9. ADJUSTMENT OF SHARES.

           (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event;

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

           (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

           (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversation of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

            (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

        10. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

        12. ADMINISTRATION OF THE PLAN.

            The Plan shall be administered by the Committee, which shall consist of one or more Directors as determined by the Board, each of whom shall be Disinterested Persons. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

            Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

        13. INTERPRETATION. If any provision of the plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. This Plan shall be governed by the laws of the State of Delaware. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

        14. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

            (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten years from the date of the Board's adoption of this Plan.

            (b) The Committee may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; AND, PROVIDED, FURTHER, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

            (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

            (d) The Committee, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

        15. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.